                                                                   EXHIBIT 10.6

                                AMENDMENT NO. 1


           This Amendment No. 1 dated as of September 30, 1998 (this "Agreement"), is among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), the undersigned financial institutions parties to the Credit Agreement referred to below (the "Banks"), and NationsBank, N.A., as agent (the "Agent") for the financial institutions that are parties to the Credit Agreement.

                                  INTRODUCTION

           Reference is made to the Credit Agreement dated as of July 30, 1998 (as modified, the "Credit Agreement"), among the Borrower, the Banks, and the Agent, the defined terms of which are used herein unless otherwise defined herein. The Borrower, the Banks, and the Agent have agreed to increase the amount of the aggregate consideration which the Restricted Entities may pay in connection with any Acquisition without obtaining the prior consent of the Majority Banks and to make other amendments to the Credit Agreement as set forth herein in connection therewith.

           THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Banks, and the Agent hereby agree as follows:

           Section 1.    Amendment.

           1.1 Section 5.9(ii)(B) of the Credit Agreement is amended by replacing such Section in its entirety with the following:

                     (B) the aggregate of all consideration (other than common stock of the Borrower) paid by the Restricted Entities in connection with any Acquisition does not exceed $30,000,000 without the prior consent of the Majority Banks,

           1.2 Section 5.9(ii)(C) of the Credit Agreement is amended by replacing such Section in its entirety with the following:

                     [intentionally deleted]


           Section 2. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit



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Documents as provided for herein, the representations and warranties contained in each Credit Document are true and correct in all material respects, no Event of Default exists under the Credit Documents, and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

           Section 3. Effect on Credit Documents. As amended herein, the Credit Documents remain in full force and effect. Except as specifically set forth herein, nothing herein shall act as a waiver of any of the Agent's or the Banks' rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

           Section 4. Effectiveness. This Agreement shall be effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Agent, and the Majority Banks.

           Section 5. Miscellaneous. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

           THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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           EXECUTED as of the date first above written.

                                BORROWER:

                                INTEGRATED ELECTRICAL SERVICES, INC.


                                By:    /s/ JIM P. WISE
                                   ------------------------------------------
                                          Jim P. Wise
                                          Senior Vice President and
                                          Chief Financial Officer




                                AGENT:

                                NATIONSBANK, N.A., as Agent


                                By:     /s/ ALBERT L. WELCH
                                   ------------------------------------------
                                          Albert L. Welch
                                          Vice President


                                BANKS:

                                NATIONSBANK, N.A.


                                By:       /s/ ALBERT L. WELCH
                                   ------------------------------------------
                                          Albert L. Welch
                                          Vice President


                                BANK OF SCOTLAND


                                By:     /s/ JANET TAFFE
                                   ------------------------------------------
                                          Janet Taffe
                                          Assistant Vice President
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                                COMERICA BANK - TEXAS


                                By:    /s/ BART BEARDEN
                                   ------------------------------------------
                                          Bart Bearden
                                          Vice President


                                NATIONAL CITY BANK OF KENTUCKY


                                By:   /s/ TOM GURBACH
                                   ------------------------------------------
                                          Tom Gurbach
                                          Vice President


                                PARIBAS


                                By:   /s/ LARRY ROBINSON
                                   ------------------------------------------
                                          Larry Robinson
                                          Vice President


                                By:    /s/ ROSINE K. MATTHEWS
                                   ------------------------------------------
                                          Rosine K. Matthews
                                          Vice President


                               THE BANK OF NOVA SCOTIA

                                By:   /s/ E. C. W. ASHBY
                                   ------------------------------------------
                                          E. C. W. Ashby
                                          ________ Managaer Loan Operations


                                CENTURA BANK

                                By:   /s/ LOWRY D. PERRY
                                   ------------------------------------------
                                          Lowry D. Perry
                                          Bank Officer


                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:   /s/ PASCAL POUPELLE
                                   ------------------------------------------
                                          Pascal Poupelle
                                          Executive Vice President


                                FIRST AMERICAN NATIONAL BANK



                                By:     /s/ SETH BUTLER
                                   ------------------------------------------
                                          Seth Butler
                                          Corporate Bank Officer


                                SUN TRUST BANK


                                By:   /s/ JOHN A. FIELDS, JR.
                                   ------------------------------------------
                                          John A. Fields, Jr.
                                          First Vice President


                                By:    /s/ STEVEN J. NEWBY
                                   ------------------------------------------
                                          Steven J. Newby
                                          Corporate Banking Officer